UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

MALIBU BOATS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36290	46-4024640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Kimberly Way Loudon, Tennessee	37774
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (865) 458-5478

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Second Amendment to the First Amended and Restated Limited Liability Company Agreement

On June 27, 2014, Malibu Boats, Inc. (the “Company”), the managing member of Malibu Boats Holdings, LLC, a Delaware limited liability company (“Holdings”), entered into a Second Amendment (the “Second Amendment”) to the First Amended and Restated Limited Liability Company Agreement, dated February 5, 2014, of Holdings (the “LLC Agreement”). The Second Amendment to the LLC Agreement amends the LLC Agreement by (i) providing that the schedule of members will be maintained at the Company’s principal executive offices, (ii) modifying the notice provisions related to registered offerings of Class A common stock, par value $0.01 per share of the Company (the “Class A Common Stock”) and (iii) modifying the term of the holdback period related to underwritten offerings of the Company’s securities. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the amendment, which is filed herewith and incorporated herein by reference.

First Amendment to the Registration Rights Agreement

On June 27, 2014, the Company, Black Canyon Management LLC and affiliates of Black Canyon Capital LLC entered into the First Amendment (the “First Amendment”) to the Registration Rights Agreement, dated as of February 5, 2014 (the “Registration Rights Agreement”). The First Amendment to the Registration Rights Agreement amends the Registration Rights Agreement by (i) modifying the notice provisions related to registered offerings of the Company’s Class A Common Stock and (ii) modifying the term of the holdback period related to underwritten offerings of the Company’s securities. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the amendment, which is filed herewith and incorporated herein by reference.

Amendment Number One to the Long-Term Incentive Plan

On June 24, 2014, the board of directors of the Company approved Amendment Number One (“Amendment Number One”) to the Company’s Long-Term Incentive Plan. Amendment Number One modifies the Long Term Incentive Plan by deleting certain provisions governing grants to members of the Company’s board of directors who are not also employees of the Company (“Non-Employee Directors”) and replacing it with the Director Compensation Policy described below. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the amendment, which is filed herewith and incorporated herein by reference.

Directors’ Compensation Policy

The Company adopted a new Directors’ Compensation Policy that is effective June 30, 2014 and applies to Non-Employee Directors. Under the Directors’ Compensation Policy, beginning on the first business day following the Company’s initial public offering (“IPO”), each Non-Employee Director is entitled to receive an annual retainer of $62,500, payable in four equal quarterly installments. Any Non-Employee Director serving as chair of the compensation committee or audit committee is entitled to receive an additional $10,000 annual retainer, payable in four equal quarterly installments. The annual retainer and any additional retainers are each pro-rated for partial years of service. The Non-Employee Directors have the right to elect to receive their annual retainers and any additional annual retainers in the form of stock units or shares of Class A Common Stock in lieu of cash, which shares or units would be issued as of the last day of the quarter in which the retainers relate and the shares or units would be valued as of the award date.

On June 30, 2014, each Non-Employee Director in office on the first business day following the IPO is entitled to receive a fully vested initial equity award consisting of either stock units or shares of Class A Common Stock. The initial equity award is valued at $62,500, but is intended to cover the period from the first business day following the IPO to the Company’s 2015 annual meeting (which is expected to occur in December 2015), so the award value has been appropriately pro-rated. The initial equity award value was converted into shares or units based on the price of a share of Class A Common Stock in the IPO. Any Non-Employee Director that joins the board of directors after the first business day following the IPO and prior to the date of our 2015 annual meeting is entitled to a pro-rata initial equity award upon joining the board, however the pro-rated award value will be converted into a number of shares or units based on the price of a share of Class A Common Stock on the grant date (and not at the IPO price).

Beginning on the date of the Company’s 2015 annual meeting and on the date of each annual meeting in subsequent calendar years, each Non-Employee Director then in office is entitled to receive a fully vested annual equity award consisting of either stock units or shares of Class A Common Stock. The annual equity award is valued at $62,500, and will be converted into shares or units based on the price of a share of Class A Common Stock on the grant date. Any Non-Employee Director who joins the board of directors after the date of the annual meeting is entitled to a pro-rata annual equity award upon joining the board.

For any Non-Employee Director who elects to receive stock units, the stock units will not be payable in shares of Class A Common Stock until the earlier of a change in control for purposes of Section 409A of the Code or the Non-Employee Director’s separation from service from the board of directors. All stock units are entitled to receive dividend equivalent payments, which are reinvested into additional stock units.

Each Non-Employee Director is reimbursed for out-of-pocket expenses for attendance at board of directors and committee meetings.

This description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the policy, which is filed herewith and incorporated herein by reference.

Letter Agreement Amending LLC Unit Vesting Schedule

On June 26, 2014, the Company, in its capacity as the managing member of Holdings approved amendments to the vesting schedule for certain units of Holdings that were previously granted to the Company’s Chief Operating Officer, Ritchie Anderson. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the letter agreement, which is filed herewith and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amendment, dated as of June 27, 2014, to the First Amended and Restated Limited Liability Company Agreement of Malibu Boats Holdings, LLC.

10.1	First Amendment, dated as of June 27, 2014, to the Registration Rights Agreement by and among Malibu Boats, Inc., Black Canyon Management LLC and Affiliates of Black Canyon Capital LLC.

10.2	Amendment Number One, dated as of June 24, 2014, to the Long-Term Incentive Plan.

10.3	Director Compensation Policy.

10.4	Letter Agreement Amending LLC Unit Vesting Schedule by and between Malibu Boats Holdings, LLC and Ritchie Anderson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

By:	/s/ Wayne R. Wilson

Wayne R. Wilson
Chief Financial Officer

Date: June 27, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amendment, dated as of June 27, 2014, to the First Amended and Restated Limited Liability Company Agreement of Malibu Boats Holdings, LLC.

10.1	First Amendment, dated as of June 27, 2014, to the Registration Rights Agreement by and among Malibu Boats, Inc., Black Canyon Management LLC and Affiliates of Black Canyon Capital LLC.

10.2	Amendment Number One, dated as of June 24, 2014, to the Long-Term Incentive Plan.

10.3	Director Compensation Policy.

10.4	Letter Agreement Amending LLC Unit Vesting Schedule by and between Malibu Boats Holdings, LLC and Ritchie Anderson.